FORM 4 (continued)

                                                        ATTACHMENT TO FORM 4

                           Joint Filer Information


Reporting Person:               Ingersoll-Rand Global Holding Company Limited
Address:                        c/o Codan Services Limited
                                Clarendon House, 2 Church Street
                                Hamilton HM 11
                                Bermuda

Designated Filer:               Ingersoll-Rand Company

Name of Issuer & Ticker Symbol: The Timken Company (TKR)

Date of Event:                  October 15, 2003

Signature:                      /s/ Ronald G. Heller
                                ----------------------------------
                                Ronald G. Heller, Vice President
                                  & Assistant Secretary

Reporting Person:               Ingersoll-Rand (Barbados) Holding Incorporated
Address:                        c/o David King & Co.
                                First Floor, Trident House, Lower Broad Street
                                Bridgetown, Barbados

Designated Filer:               Ingersoll-Rand Company

Name of Issuer & Ticker Symbol: The Timken Company (TKR)

Date of Event:                  October 15, 2003

Signature:                      /s/ Ronald G. Heller
                                ----------------------------------
                                Ronald G. Heller, Secretary

Reporting Person:               Ingersoll-Rand Company Limited
Address:                        2 Church Street
                                Hamilton HM 11
                                Bermuda

Designated Filer:               Ingersoll-Rand Company

Name of Issuer & Ticker Symbol: The Timken Company (TKR)

Date of Event:                  October 15, 2003

Signature:                      /s/ Ronald G. Heller
                                ----------------------------------
                                Ronald G. Heller, Vice President
                                  & Secretary